heHousehold Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates-Series1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000

Servicer Certificate                                (Page 1 of 3)
Distribution Date:                                       04/21/97

Investor Certificateholder Floating Allocation Percentage  97.30%
Investor Certificateholder Fixed Allocation Percentage     97.37%
Aggregate Amount of  Collections   26,917,012.00
  Aggregate Amount of  Interest Collections      8,572,380.83
  Aggregate Amount of  Principal Collections     18,344,631.17
Class A Interest Collections  8,341,338.02
Class A Principal Collections  16,920,982.75
Seller Interest Collections  231,042.81
Seller Principal Collections  1,423,648.42
Weighted Average Loan Rate13.54%
Net Loan Rate             12.54%
Weighted Average Maximum Loan Rate  18.47%
Class A-1 Certificate Rate       5.7000%
Maximum Investor Certificate Rate   12.5400%
Class A-1 Certificate Interest Distributed  3,808,670.49
Class A-1 Investor Certificate Interest Shortfall before Draw0.00
Unpaid Class A-1 Certificate Interest Shortfall Received   0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining0.00 Unpaid Class A-1 Carryover Interest Amount 0.00
Maximum Principal Dist. Amount (MPDA) 17,861,268.48
Alternative Principal Dist. Amount (APDA)  16,920,982.75
Rapid Amortization Period? (Y=1, N=0)   0.00
Scheduled Principal  Distribution Amount (SPDA) 16,920,982.75
Principal  allocable to Class A-1   16,920,982.75
SPDA deposited to Funding Account  0.00
Subsequent Funding Mortgage Loans Purchased in Period     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
100,781,997.58
Accelerated Principal Distribution Amount        0.00
APDA allocable to Class A-10.00
Reimbursement to Credit Enhancer 0.00
Spread Trigger hit?      No
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount    491,290.16
Cumulative Investor Liquidation Loss Amount   491,290.16
Total Principal allocable to A-1  17,412,272.91
Beginning Class A-1 Certificate Principal Balance 751,711,280.63 Ending Class A-1 Certificate Principal Balance 734,299,007.72
Pool Factor (PF)      0.8962758
Retransfer Deposit Amount (non 2.07 transfers)  0.00
Servicing Fees Distributed   629,927.26
Beg. Accrued and Unpaid Inv. Servicing Fees      0.00
Servicer Certificate (Page 2 of  3)

Accrued and Unpaid Inv. Servicing Fees Recv'd   0.00
End. Accrued and Unpaid Inv. Servicing Fees  0.00
Number of Mortgage Loans Retransferred pursuant to 2.07   0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                       0
Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00
Aggregate Investor Liquidation Loss Amount      491,290.16
Investor Loss Reduction Amount     0.00
Beginning Pool Balance   776,850,054.77
Ending Pool Balance       759,422,686.12
Beginning Invested Amount 755,912,707.63
Ending Invested Amount   738,500,434.72
Beginning Seller Principal Balance   20,937,347.14
Ending Seller Principal Balance 20,922,251.40
Additional Balances  1,423,648.42
Beginning Funding Account Balance   0.00
Ending Funding Account Balance     0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Cert          0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)            0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                  $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                           $0.00
Excess Funding Amount     $0.00
Beginning Spread Account Balance   2,100,714.00
Ending Spread Account Balance       2,100,714.00
Beginning Seller Interest  2.70%
Ending Seller's Interest   2.76%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance        1,140
   60 - 89 days (Del Stat 2) 41,241,614.21
     No. of Accounts        234
     Trust Balance  7,562,373.70
   90+ (Del Stat 3+)
     No. of Accounts        431
     Trust Balance  15,677,859.16
   270+ (Del Stat 9+)
     No. of Accounts         91
     Trust Balance   3,402,196.63
   REO
     No. of Accounts         15
     Trust Balance   634,496.87
Rapid Amortization Event ?    No
Failure to make payment within 5 Business Days of Required Date?
                                                 No
Failure to perform covenant relating to Trust's Security
Interest?                                        No
Servicer Certificate (Page 3 of  3)

Failure to perform other covenants as described in the Agreement?
                                              No
Breach of Representation or Warranty ?       No
Bankruptcy, Insolvency or Receivership relating to Seller? No Subject to Investment Company Act of 1940 Regulation ? No Servicing Termination ? No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Fun                               No
Event of Default ?       No
Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                No
Failure by Servicer to perform covenant relating to Trust's
Security Interest ?          No
Failure by Servicer to perform other covenants as described in
the Agreement?            No
Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                     No
Trigger Event ?       No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                          N/A
Premium Distributed to Credit Enhancer   0.00
Amount Distributed to Seller     1,654,691.23
Master Servicer Credit Facility Amount    0.00
Guaranteed Principal Distribution Amount  0.00
Credit Enhancement Draw Amount     0.00
Spread Account Draw Amount 0.00
Capitalized Interest Account Draw  0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))    0.00
Amount paid to Trustee     0.00
Cumulative Draw under Policy       0.00
Net Yield                  5.42%
Total  Available Funds
  Aggregate Amount of Collections    26,917,012.00
  Deposit for principal not used to purchase subsequent loans0.00
  Interest Earnings on the Pre-Funding Account      0.00
  Deposit from Capitalized Interest Account  0.00
  Total        26,917,012.00
Application of Available Funds
  Servicing Fee   629,927.26
  Prinicpal and Interest to Class A-1   21,220,943.40
  Seller's portion of Principal and Interest     1,654,691.23
  Funds deposited into Funding Account (Net)         0.00
  Funds deposited into Spread  Account  0.00
  Excess funds released to Seller      3,411,450.11
  Total        26,917,012.00

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:     04/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage 97.3048% Class A Certificateholder Fixed Allocation Percentage 97.3651% Beginning Class A-1 Certificate Balance 751,711,280.63
Class A-1 Certificate Rate     5.700000%
Class A-1 Certificate Interest Distributed   4.648813
Class A-1 Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Class A-1 Certificate Interest Shortfall 0.00
Rapid Amortization Event ?       No
Class A-1 Certificate Principal Distributed     21.253192
Maximum Principal Distribution Amount  21.801230
Scheduled Principal  Distribution Amount (SPDA)   20.653530
Accelerated Principal Distribution Amount       0.000000
Aggregate Investor Liquidation Loss Amount Distributed   0.599662
Total Amount Distributed to Certificateholders 25.302343 Principal Collections deposited into Funding Account 0.00
Ending Funding Account Balance     0.00
Ending Class A-1 Certificate Balance 734,299,007.72
Class A-1 Factor      0.8962758
Pool Factor (PF)      0.8962758
Unreimbursed Liquidation Loss Amount   $0
Accrued Interest on Unreimbursed Liquidation Loss Amount   $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                          $0
Class A Servicing Fee                    629,927.26
Beginning Invested Amount755,912,707.63
Ending Invested Amount   738,500,434.72
Beginning Pool Balance   776,850,054.77
Ending Pool Balance      759,422,686.12
Spread Account Draw Amount 0.00
Credit Enhancement Draw Amount      0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts      1,140
     Trust Balance41,241,614.21
   60 - 89 days (Del Stat 2)
     No. of Accounts        234
     Trust Balance 7,562,373.70
   90+ (Del Stat 3+)
     No. of Accounts        431
     Trust Balance15,677,859.16
   REO
     No. of Accounts         15
     Trust Balance   634,496.87
Aggregate Liquidation Loss Amount for Liquidated Loans 346,157.26 Class A-1 Certificate Rate for Next Distribution Date
                                                    To be updated
Amount of any Draws on the Policy  0.00
Subsequent Mortgage Loans
     No. of Accounts       0.00
     Trust Balance         0.00

Statement to Certificateholders (Page 2 of 2)

Cumulative No. of Accounts    3,249.00
Cumulative Trust Balance   100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07   0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                                        0
Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00